OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                REPORT DATE:     06/07/02
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER       POOL REPORT  1
REMITTANCE REPORT                                      Page 1 of 6
REPORTING MONTH:  31-May-2002

                                              Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------------------------------------

        Beginning                                                                                                      Ending
        Principal             Scheduled            Prepaid             Liquidated                                    Principal
         Balance              Principal           Principal             Principal            Pre-Funding              Balance
------------------------------------------------------------------------------------------------------------------------------------
      190,148,653.22        (344,076.70)          (858,061.53)            0.00                   0.00             188,946,514.99
====================================================================================================================================

                                                                                     Transfer
       Scheduled                             Scheduled                                 From                Amount
         Gross         Servicing             Pass Thru          Liquidation         Prefunding          Available for
        Interest          Fee                Interest             Proceeds            Account           Distribution
--------------------------------------------------------------------------------------------------------------------------
     1,764,259.84    158,457.21          1,605,802.63               0.00                0.00          2,966,398.07
==========================================================================================================================

                                                       Prefunding Account
---------------------------------------------------------------------------------------------------------------
        Beginning                              Distribution to       Distribution to            Ending
         balance               Deposit             Seller          Certificateholders          balance
---------------------------------------------------------------------------------------------------------------
           0.00             58,817,750.00           0.00                  0.00             58,817,750.00
===============================================================================================================

                                                      Certificate Account
------------------------------------------------------------------------------------------------------------------------------------

        Beginning                        Deposits                                             Investment               Ending
                              ----------------------------
         Balance              Principal           Interest            Distributions            Interest               Balance
------------------------------------------------------------------------------------------------------------------------------------
          0.00              324,303.95            563,699.42               0.00                  33.44               888,036.81
====================================================================================================================================


                         P&I Advances at Distribution Date
   -----------------------------------------------------------------------------

      Beginning            (Recovered)           Current             Ending
       Balance             (Advances)            Advances            Balance
   -----------------------------------------------------------------------------

           0.00                  0.00          18,023.15           18,023.15
   =============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                REPORT DATE:     6/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER       POOL REPORT #    1
REMITTANCE REPORT                                      Page 2 of 6
REPORTING MONTH:                  31-May-2002

Class B Crossover Test                                                                          Test Met?
-------------------------------------------------------------------                        ---------------------
(a) Distribution date on or after December 2006                                                     N


(b) Average 60 day Delinquency rate *                  7.0%                                      #DIV/04




(c) Cumulative losses do not exceed the following
percent of the intitial principal balance of all Certificates
                         Distribution Date
                         -----------------
                Dec 2006 - May 2008                   8.50%                                         NA
                June 2008 - May 2009                  9.75%                                         NA
                June 2009 - Nov 2011                 12.75%                                         NA
                Dec 2011 and thereafter              14.50%                                         NA


(d) Current realized loss ratio *                     4.00%                                         Y

(e) Does subordinated cert. percentage equal or
     exceed                                         62.701%
     of stated scheduled pool balance

                Beginning M balances                                     42,324,000.00
                Beginning B balances                                     26,141,000.00
                Overcollateralization                                    13,695,403.22
                                                                  ---------------------
                                                                         82,160,403.22
                Divided by beginning pool
                balance                                                 248,966,403.22
                                                                  ---------------------
                                                                                33.001%              N
                                                                  =====================



 Average 60 day delinquency ratio:


                            Over 60s           Pool Balance               %
                       -------------------------------------------------------------
 Current Mo                     25,940.69          188,946,514.99       0.01%
 1st Preceding Mo                    0.00                    0.00      #DIV/0!
 2nd Preceding Mo                    0.00                    0.00      #DIV/0!
                                                       Divided by         3
                                                                  ------------------
                                                                       #DIV/0!
                                                                  ==================


 Cumulative loss ratio:

                        Cumulative losses                    0.00
                                          ------------------------
 Divided by Initial Certificate Principal          248,966,403.22      0.000%
                                                                  ==================




 Current realized loss ratio:

                       Liquidation                 Pool

                             Losses               Balance
                       -------------------------------------------
 Current Mo                          0.00          190,148,653.22
 1st Preceding Mo                    0.00                    0.00
 2nd Preceding Mo                    0.00                    0.00
                       -------------------------------------------
                                     0.00           63,382,884.41
                                                                       0.000%
                                                                   =================

* Denotes less than or equal to

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B               REPORT DATE:     6/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER      POOL REPORT #    1
REMITTANCE REPORT                                     Page 3 of 6
REPORTING MONTH:                     31-May-2002


                                                                Delinquency Analysis
--------------------------------------------------------------------------------------------------------------------------

                                                31 to 59 days                 60 to 89 days          90 days and Over
                                            ------------------------- ------------------------ --------------------------
                  No. of    Principal                     Principal                Principal           Principal
                  Loans      Balance         #             Balance      #           Balance     #      Balance    #
                ----------------------------------------------------------------------------------------------------------
Excluding Repos      4,930   188,946,514.99       28      806,978.16       2        25,940.69      0       0.00      30

          Repos          0             0.00        0            0.00       0             0.00      0       0.00       0
                ----------------------------------------------------------------------------------------------------------

          Total      4,930   188,946,514.99       28      806,978.16       2        25,940.69      0       0.00      30
                ==========================================================================================================

                                                                                                                    0.6%
                                                                                                           ===============

                                                              Repossession Analysis
----------------------------------------------------------------------------------------------------------
                        Active Repos            Reversal          Current Month
 Total Delinq.          Outstanding           (Redemption)               Repos          Cumulative Repos
-------------- --------------------- ---------------------- --------------------- ------------------------
   Principal           Principal               Principal            Principal             Principal
   Balance     #       Balance       #         Balance       #      Balance        #      Balance
----------------------------------------------------------------------------------------------------------
  832,918.85   0        0.00          0         0.00          0      0.00          0       0.00

        0.00
-------------

  832,918.85
=============

        0.44%
=============

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER         REPORT DATE:   6/7/2002
REMITTANCE REPORT                                        POOL REPORT # 1
REPORTING MONTH:                        31-May-2002
                                                         Page 4 of 6
REPOSSESSION LIQUIDATION REPORT



                              Liquidated                                                                            Net
     Account      Customer    Principal          Sales          Insur.          Total         Repossession      Liquidation
     Number         Name       Balance          Proceeds        Refunds        Proceeds         Expenses          Proceeds
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                                                                                    0.00                                0.00
                          ---------------------------------------------------------------------------------------------------------
                                                     0.00             0.00          0.00             0.00               0.00
                          =========================================================================================================

                                                             Net               Current
     Account       Unrecov.         FHA Insurance         Pass Thru           Period Net         Cumulative
     Number        Advances           Coverage            Proceeds           Gain/(Loss)         Gain/(Loss)
--------------------------------------------------------------------------------------------------------------
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                                                                 0.00                 0.00
                  -------------------------------------------------------------------------
                         0.00                0.00                0.00                 0.00              0.00
                  ===========================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                  REPORT DATE: 06/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER         POOL REPORT  1
REMITTANCE REPORT
REPORTING MONTH:                        31-May-2002      Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

                                                                          Beginning             Beginning
Senior                                         Original Certificate      Certificate       Principal Shortfall     Current Principal
Certificates                                          Balance              Balance              Carry-Over                  Due
                                               -------------------------------------------------------------------------------------
A-1                                                 62,300,000.00       62,300,000.00                               1,202,138.23

A-2                                                 50,200,000.00       50,200,000.00                                          -

A-3                                                 22,500,000.00       22,500,000.00                                          -

A-4                                                 31,806,000.00       31,806,000.00                                          -



                                               -------------------------------------------------------------------------------------
Total Certificate Principal Balance                166,806,000.00      166,806,000.00                     -         1,202,138.23
                                               =====================================================================================
                                                                          Beginning             Beginning
Subordinate                                     Original Certificate     Certificate       Principal Shortfall    Current Principal
Certificates                                          Balance              Balance              Carry-Over               Due
                                               -------------------------------------------------------------------------------------
M-1                                                 24,896,000.00       24,896,000.00                     -                    -
M-1 Outstanding Writedown                                                           -

M-2                                                 17,428,000.00       17,428,000.00                     -                    -
M-2 Outstanding Writedown                                                           -

B-1                                                 11,826,000.00       11,826,000.00                     -                    -
B-1 Outstanding Writedown                                                           -

B-2                                                 14,315,000.00       14,315,000.00                     -                    -
B-2 Outstanding Writedown                                                           -

Excess Asset Principal Balance                      13,695,403.22       13,695,403.22
                                               -------------------------------------------------------------------------------------

Total Excluding Writedown Balances                  82,160,403.22       82,160,403.22                     -                    -
                                               =====================================================================================

All Certificates Excluding Writedown Balances      248,966,403.22      248,966,403.22                     -         1,202,138.23
                                               =====================================================================================

                                                                                                                   Accelerated
                                                                        Ending Principal                            Principal
Senior                                                Current           Shortfall Carry-                          Distribution
Certificates                                       Principal Paid            Over                                    Amount
                                               -------------------------------------------                   -----------------------
A-1                                                  1,202,138.23                                                  239,991.85

A-2                                                             -

A-3                                                             -

A-4                                                             -

                                               -------------------------------------------                   -----------------------
Total Certificate Principal Balance                  1,202,138.23                     -                            239,991.85
                                               ===========================================                   =======================

                                                                                                                  Accelerated
                                                                        Ending Principal       Current             Principal
Subordinate                                            Current          Shortfall Carry-     Writedown/           Distribution
Certificates                                       Principal Paid             Over            (Writeup)              Amount
                                               -------------------------------------------------------------------------------------
M-1                                                             -                     -
M-1 Outstanding Writedown                                                                             -

M-2                                                             -                     -
M-2 Outstanding Writedown                                                                             -

B-1                                                             -                     -
B-1 Outstanding Writedown                                                                             -

B-2                                                             -                     -
B-2 Outstanding Writedown                                                                             -

Excess Asset Principal Balance                                                                                     (239,991.85)
                                               -------------------------------------------------------------------------------------

Total Excluding Writedown Balances                              -                     -               -            (239,991.85)
                                               =====================================================================================

All Certificates Excluding Writedown Balances        1,202,138.23                     -               -                     -
                                               =====================================================================================

                                                              Ending                               Principal Paid
Senior                                                     Certificate                               Per $1,000
Certificates                                                 Balance              Pool Factor       Denomination
                                                      ---------------------------------------------------------------
A-1                                                         60,857,869.92              0.98              23.15

A-2                                                         50,200,000.00              1.00                  -

A-3                                                         22,500,000.00              1.00                  -

A-4                                                         31,806,000.00              1.00                  -

                                                      --------------------------
Total Certificate Principal Balance                        165,363,869.92
                                                      ==========================

                                                              Ending                               Principal Paid
Subordinate                                                 Certificate                              Per $1,000
Certificates                                                  Balance              Pool Factor      Denomination
                                                      --------------------------
M-1                                                         24,896,000.00              1.00                  -
M-1 Outstanding Writedown                                               -

M-2                                                         17,428,000.00              1.00                  -
M-2 Outstanding Writedown                                               -

B-1                                                         11,826,000.00              1.00                  -
B-1 Outstanding Writedown                                               -

B-2                                                         14,315,000.00              1.00                  -
B-2 Outstanding Writedown                                               -

Excess Asset Principal Balance                              13,935,395.07
                                                      --------------------------

Total Excluding Writedown Balances                          82,400,395.07
                                                      ==========================

All Certificates Excluding Writedown Balances              247,764,264.99
                                                      ==========================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                  REPORT DATE: 01/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER         POOL REPORT 1
REMITTANCE REPORT
REPORTING MONTH                         31-May-2002      PAGE 6 of 6

CERTIFICATE INTEREST ANALYSIS

                                                      Beginning                                                          Ending
Senior                                                Carryover               Interest             Interest             Carryover
Certificates                               Coupon      Balance                Accrued                Paid                Balance
                                        --------------------------------------------------------------------------------------------
 A-1                                          0.02                 -            53,733.75             53,733.75                    -

 A-2                                          0.05                 -           217,115.00            217,115.00                    -

 A-3                                          0.06                 -           113,625.00            113,625.00                    -

 A-4                                          0.07                 -           187,920.45            187,920.45                    -

 A-I0                                         0.06                 -           304,000.00            304,000.00                    -
                                                      ------------------------------------------------------------------------------

 Total                                                             -           876,394.20            876,394.20                    -
                                                      ==============================================================================

                                                       Beginning                                                          Ending
 Subordinate                                           Carryover              Interest              Interest             Carryover
 Certificates                              Coupon      Balance                Accrued                Paid                 Balance
                                        --------------------------------------------------------------------------------------------

 M-1                                          0.08                 -           158,089.60            158,089.60                    -
 Writedown interest                                                -                    -                     -                    -

 M-2                                          0.09                 -           123,448.33            123,448.33                    -
 Writedown interest                                                -                    -                     -                    -

 B-1                                          0.09                 -            83,767.50             83,767.50                    -
 Writedown interest                                                -                    -                     -                    -

 B-2                                          0.10                 -           115,712.92            115,712.92                    -
 Writedown interest                                                -                    -                     -                    -
 Certificateholders Interest Carryover Amount                      -                    -                     -                    -

 X                                                                 -           239,991.85                     -           239,991.85

 R                                                                 -                    -                     -                    -

 Service fee                                  0.01                 -           158,457.21            158,457.21                    -

 Current trustee fees                                                            8,398.23              8,398.23                    -
                                                            ------------------------------------------------------------------------
 Total                                                             -           887,865.64            647,873.79           239,991.85
                                                            ========================================================================

 All Certificates                                                  -         1,764,259.84          1,524,267.99           239,991.85
                                                            ========================================================================

                                                              Interest
                                                              Paid Per
Senior                                                         $1,000            Total Class
Certificates                                                Denomination        Distribution
                                                        ------------------------------------
 A-1                                                                0.86        1,495,863.83

 A-2                                                                4.33          217,115.00

 A-3                                                                5.05          113,625.00

 A-4                                                                5.91          187,920.45

 A-I0                                                                             304,000.00
                                                                            ----------------

 Total                                                                          2,318,524.28
                                                                            ================

                                                              Interest
                                                              Paid Per
 Subordinate                                                   1,000.00          Total Class
 Certificates                                               Denomination        Distribution
                                                        ------------------------------------

 M-1                                                                6.35          158,089.60
 Writedown interest

 M-2                                                                7.08          123,448.33
 Writedown interest

 B-1                                                                7.08           83,767.50
 Writedown interest

 B-2                                                                8.08          115,712.92
 Writedown interest
 Certificateholders Interest Carryover Amount

 X                                                                                         -

 R                                                                                         -

 Service fee                                                                      158,457.21

 Current trustee fees                                                               8,398.23
                                                                            ----------------
 Total                                                                            647,873.79
                                                                            ================

 All Certificates                                                               2,966,398.07
                                                                            ================

                                     Cumulative X Interest Carryover              239,991,85
                                     Cumulative Accelerated Prin. Disb.          (239,991,85)
                                                                            ----------------
                                     Cumulative Losses                                  0.00
                                                                            ================